Exhibit 99.1
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
The Unaudited Pro Forma Condensed Consolidated Statement of Financial Position as of September 30, 2010 has been presented after giving effect to the completion of the Transaction as if it had occurred on September 30, 2010.
The Unaudited Pro Forma Condensed Consolidated Statements of Earnings for the nine months ended September 30, 2010 and 2009 and for the years ended December 31, 2009, 2008, and 2007, have been presented after giving effect to the completion of the Transaction as if it had occurred on January 1, 2007 and do not assume interest income on expected cash proceeds.
The unaudited pro forma condensed consolidated financial statements as of and for the respective periods presented have been derived primarily from the historical audited consolidated financial statements of the Company contained in its Annual Report on Form 10-K for the year ended December 31, 2009 as well as the unaudited consolidated financial statements of the Company contained in its quarterly report on Form 10-Q for the quarter ended September 30, 2010. The unaudited pro forma condensed consolidated financial statements are based upon available information and assumptions that the Company believes are reasonable under the circumstances and were prepared to illustrate the estimated effects of the Transaction, if the Transaction occurred as of and on the dates specified above. As the Transaction has not been completed, the Company has not finalized its accounting for discontinued operations for the periods presented herein, and therefore amounts reported in future financial statements with the Securities and Exchange Commission for the periods presented herein could differ from these pro forma estimates.
The unaudited pro forma condensed consolidated financial statements have been provided for informational purposes and should not be considered indicative of the financial condition or results of operations that would have been achieved had the Transaction occurred as of or for the periods presented. In addition, the unaudited pro forma condensed consolidated financial statements do not purport to indicate financial position or results of operations as of any future date or for any future period, including expected benefits and incremental earnings that may arise, if any, from the Transaction. The unaudited pro forma financial statements, including the related notes, should be read in conjunction with the historical audited consolidated financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 and the historical unaudited condensed consolidated financial statements included in the Company’s quarterly report on Form 10-Q for the quarter ended September 30, 2010.
The PET business, assets, and technology to be sold by the Company in the Transaction are substantially all of the Performance Polymers segment. Performance Polymers segment operating results will be presented as discontinued operations in the Company’s future filings with the SEC. Corporate costs which were allocated to the Performance Polymers segment will be reallocated to other segments in the Company’s financial statements.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF FINANCIAL POSITION
As of September 30, 2010

		Adjustments
		Resulting
		from Disposal
(In millions)		of PET
	Historical(a)	Business		Pro Forma

Assets
Current assets
Cash and cash equivalents	$642	$600	(b)	$1,242
Trade receivables, net	701	(113)	(c)	588
Miscellaneous receivables	66	(1)	(c)	65
Inventories	652	(93)	(c)	559
Other current assets	40	(3)	(d)	37

Total current assets	2,101	390		2,491

Properties and equipment, net	3,166	(374)	(c)	2,792

Goodwill	377	—		377
Other noncurrent assets	345	(23)	(c)	322

Total assets	$5,989	$(7)		$5,982

Liabilities and Stockholders’ Equity
Current liabilities
Payables and other current liabilities	$936	$(56)	(c)	$993
		(15)	(d)
		128	(e)
Borrowings due within one year	4	—		4

Total current liabilities	940	57		997

Long-term borrowings	1,602	—		1,602
Deferred income tax liabilities	297	(90)	(d)	207
Post-employment obligations	1,198	—		1,198
Other long-term liabilities	142	(3)	(c)	139

Total liabilities	4,179	(36)		4,143

Total stockholders’ equity	1,810	29	(f)	1,839

Total liabilities and stockholders’ equity	$5,989	$(7)		$5,982

See notes to these unaudited pro forma condensed consolidated financial statements.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
For the Nine Months Ended September 30, 2010

		Adjustments
		Resulting
		from Disposal
(In millions, except per share amounts)		of PET
	Historical(a)	Business(g)	Pro Forma

Sales	$5,017	$(638)	$4,379
Cost of sales	3,847	(589)	3,258

Gross profit	1,170	(49)	1,121

Selling, general and administrative expenses	333	(22)	311
Research and development expenses	115	(7)	108
Asset impairments and restructuring charges, net	3	—	3

Operating earnings	719	(20)	699

Net interest expense	75	—	75
Other charges (income), net	11	—	11

Earnings from continuing operations before income taxes	633	(20)	613
Provision for income taxes from continuing operations	214	(8)	206

Earnings from continuing operations	$419	$(12)	$407

Earnings per share from continuing operations
Basic	$5.81	$(0.17)	$5.64

Diluted	$5.70	$(0.17)	$5.53

Shares (in millions) used for earnings per share calculation
Basic	72.1		72.1
Diluted	73.6		73.6
See notes to these unaudited pro forma condensed consolidated financial statements.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
For the Nine Months Ended September 30, 2009

		Adjustments
		Resulting
		from Disposal
(In millions, except per share amounts)		of PET
	Historical(a)	Business(g)	Pro Forma

Sales	$3,719	$(509)	$3,210
Cost of sales	2,952	(474)	2,478

Gross profit	767	(35)	732

Selling, general and administrative expenses	296	(23)	273
Research and development expenses	101	(10)	91
Asset impairments and restructuring charges, net	23	(4)	19

Operating earnings	347	2	349

Net interest expense	58	—	58
Other charges (income), net	11	—	11

Earnings from continuing operations before income taxes	278	2	280
Provision for income taxes from continuing operations	110	—	110

Earnings from continuing operations	$168	$2	$170

Earnings per share from continuing operations
Basic	$2.31	$0.02	$2.33

Diluted	$2.29	$0.02	$2.31

Shares (in millions) used for earnings per share calculation
Basic	72.5		72.5
Diluted	73.3		73.3
See notes to these unaudited pro forma condensed consolidated financial statements.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
For the Year Ended December 31, 2009

		Adjustments
		Resulting
		from Disposal
(In millions, except per share amounts)		of PET
	Historical(h)	Business(g)	Pro Forma

Sales	$5,047	$(651)	$4,396
Cost of sales	3,994	(631)	3,363

Gross profit	1,053	(20)	1,033

Selling, general and administrative expenses	399	(31)	368
Research and development expenses	137	(13)	124
Asset impairments and restructuring charges, net	200	(4)	196

Operating earnings	317	28	345

Net interest expense	78	—	78
Other charges (income), net	13	—	13

Earnings from continuing operations before income taxes	226	28	254
Provision for income taxes from continuing operations	90	10	100

Earnings from continuing operations	$136	$18	$154

Earnings per share from continuing operations
Basic	$1.88	$0.24	$2.12

Diluted	$1.85	$0.25	$2.10

Shares (in millions) used for earnings per share calculation
Basic	72.5		72.5
Diluted	73.4		73.4
See notes to these unaudited pro forma condensed consolidated financial statements.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
For the Year Ended December 31, 2008

		Adjustments
		Resulting
		from Disposal
(In millions, except per share amounts)		of PET
	Historical(h)	Business(g)	Pro Forma

Sales	$6,726	$(791)	$5,935
Cost of sales	5,600	(747)	4,853

Gross profit	1,126	(44)	1,082

Selling, general and administrative expenses	419	(37)	382
Research and development expenses	158	(15)	143
Asset impairments and restructuring charges, net	46	(24)	22
Other operating income, net	(16)	—	(16)

Operating earnings	519	32	551

Net interest expense	70	—	70
Other charges (income), net	20	—	20

Earnings from continuing operations before income taxes	429	32	461
Provision for income taxes from continuing operations	101	17	118

Earnings from continuing operations	$328	$15	$343

Earnings per share from continuing operations
Basic	$4.36	$0.20	$4.56

Diluted	$4.31	$0.20	$4.51

Shares (in millions) used for earnings per share calculation
Basic	75.2		75.2
Diluted	76.0		76.0
See notes to these unaudited pro forma condensed consolidated financial statements.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
For the Year Ended December 31, 2007

		Adjustments
		Resulting
		from Disposal
(In millions, except per share amounts)		of PET
	Historical(h)	Business(g)	Pro Forma

Sales	$6,830	$(1,317)	$5,513
Cost of sales	5,638	(1,317)	4,321

Gross profit	1,192	—	1,192

Selling, general and administrative expenses	420	(49)	371
Research and development expenses	156	(17)	139
Asset impairments and restructuring charges, net	112	(113)	(1)

Operating earnings	504	179	683

Net interest expense	62	—	62
Other charges (income), net	(28)	—	(28)

Earnings from continuing operations before income taxes	470	179	649
Provision for income taxes from continuing operations	149	67	216

Earnings from continuing operations	$321	$112	$433

Earnings per share from continuing operations
Basic	$3.89	$1.35	$5.24

Diluted	$3.84	$1.33	$5.17

Shares (in millions) used for earnings per share calculation
Basic	82.8		82.8
Diluted	83.9		83.9
See notes to these unaudited pro forma condensed consolidated financial statements.

NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(a)	Condensed Consolidated Statement of Earnings and Condensed Consolidated Statement of Financial Position, as applicable, included in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2010.

(b)	The total cash proceeds from the Transaction are expected to be $600 million before transaction fees and working capital adjustments at closing.

(c)	Amounts reflect the assets to be acquired and the liabilities to be assumed by the buyer in the Transaction.

(d)	Amounts reported for deferred taxes as of September 30, 2010 have been reclassified to current taxes payable to reflect the estimated tax liability due on consummation of the Transaction.

(e)	Estimated current taxes payable and estimated transaction fees.

(f)	Reflects the gain on sale, net of estimated taxes and transaction fees. The actual gain on sale of the PET business is subject to adjustment based on final working capital and reserves.

(g)	Excludes corporate costs historically allocated to the Performance Polymers segment which will be reallocated to other segments in historical and future financial statements.

(h)	Condensed Consolidated Statements of Earnings derived from the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 for the respective periods presented.